Exhibit 32

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Quarterly Report on Form 10-QSB of Advanced Integrated Management Services, Inc. (the "Company")  for  the  three  months  ended  June  30,  2004,  as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Reginald Hall, Chief Executive Officer, and Virginia Moss, Chief Financial Officer of  the  Company,  certify  that:

*   the  Report  fully complies with the requirements of Section 13(a) or 15(d)

     of  the  Securities  Exchange  Act  of  1934;  and

*   information  contained  in  the  Report  fairly  presents,  in all material respects,  the financial condition and results of operations of the Company on  the  dates  and  for  the  periods  presented.

/s/  Reginald Hall

Reginald Hall

President  and  Chief  Executive  Officer

Date: September 1, 2004

/s/ Virginia Moss

Virginia Moss

Chief  Financial  Officer

Date: September 1, 2004

This  certification  accompanies  this  Report  pursuant  to  Section 906 of the Sarbanes-Oxley  Act  of 2002 and shall not, except to the extent required by the Sarbanes-Oxley  Act  of  2002,  be  deemed  filed by the Company for purposes of Section  18  of  the  Securities  Exchange  Act  of  1934,  as  amended.